Consolidated balance sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Mar. 31, 2014	Mar. 31, 2013
Consolidated balance sheets
Trade accounts receivable, allowance for doubtful accounts (in dollars)	$ 651	$ 487
Share capital, shares authorized	80,000,000	36,400,000
Share capital, shares issued	32,758,535	30,593,080
Share capital, shares outstanding	32,758,535	30,593,080
Share capital, par value (in dollars per share)	$ 0.00	$ 0.00